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                                                                    Exhibit 99.1

                CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND
                       CHIEF FINANCIAL OFFICER PURSUANT TO
          18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the Report of Net2Phone, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen
M. Greenberg, the Chief Executive Officer, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. A signed original of this written statement required by Section 906 has been provided to Net2Phone, Inc. and will be retained by Net2Phone, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: June 16, 2003

                                                       /s/ Stephen M. Greenberg
                                                       ------------------------
                                                       Stephen M. Greenberg
                                                       Chief Executive Officer

         In connection with the Report of Net2Phone, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Arthur Dubroff, the Chief Financial Officer, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. A signed original of this written statement required by Section 906 has been provided to Net2Phone, Inc. and will be retained by Net2Phone, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Dated:  June 16, 2003


                                                       /s/ Arthur Dubroff
                                                       ----------------------
                                                       Arthur Dubroff
                                                       Chief Financial Officer